Exhibit 99.1








                              [LOGO]










                    PENNS WOODS BANCORP, INC.














                         March 31, 2003

                        Quarterly Report

                           Member FDIC

                              PWOD
                             ------
                             NASDAQ
                             Listed





Dear Shareholder:

     We are pleased to announce solid first quarter financial results for Penns Woods Bancorp, Inc., parent company for the Jersey Shore State Bank. Consolidated net income increased 4.29% over the first quarter of last year. At March 31, 2003, net income was $2,187,000 or $.72 per basic and dilutive share compared to net income at March 31, 2002 of $2,097,000 or $.69 per basic and dilutive share. Net operating income, exclusive of security gains and a non-reoccurring income item last year of $116,000, increased 3.01%. The Company's return on average assets and return on average equity were 1.87% and 13.49%, respectively.

     Supporting solid earnings has been the consistent growth of Penns Woods Bancorp, Inc.'s assets. Total assets increased 15.27% to $494,202,000 on March 31, 2003 from $428,716,000 March
31, 2002.  Net loans also grew $5,221,000 to $248,222,000.
Similarly, total deposits increased 11.32% to $340,774,000.

     Penns Woods Bancorp, Inc. has also increased total shareholder value. On March 28, 2003 Penns Woods Bancorp, Inc. paid a dividend of $.30 per share to shareholders, an 11% increase compared to the same period of 2002. This represents a dividend payout ratio of 42%. Including unrealized gains, total shareholders' equity has grown to $64,840,000, or $21.40 per share versus shareholders' equity this period last year of $56,038,000, or $18.47 per share.

     Historically low interest rates challenge the banking industry by compressing bank's interest margins. Through effective interest rate management, net interest income increased $349,000 or 8% over the first quarter of last year. The cost of funds were reduced and total interest income maintained while remaining competitive in the market.

     "Setting the standard for excellence and raising the bar for community banks everywhere through exemplary performance and leadership." This quote from the recently presented BNKElite certificate from the BNK Advisory Group, summarizes the philosophy of our staff. They are consistently trying to out do their prior accomplishments and reach a new level of performance for our customers and shareholders. This dedication to customers and shareholders is the key reason for our success.

     Looking forward, in May we will celebrate the first anniversary of our State College branch. Since the decision was made to enter the Centre County market we have taken deliberate and steady steps to grow and succeed in a very competitive market. It will be our continued goal to provide the communities of the Centre County area the "Jersey Shore State Bank" level of service.

     Communication is a top priority and we are always seeking better ways to keep our customers and investors informed. You may now access our press releases, quarterly financial reports, and our annual report by logging on to our website www.jssb.com.

     We would like to thank our diligent directors, dedicated employees, loyal customers and supporting shareholders for the success of the Company.

Very truly yours,

/s/Theodore H. Reich       /s/ Ronald A. Walko
Theodore H. Reich          Ronald A. Walko
Chairman Emeritus          President & Chief Executive Officer



MAIN OFFICE                    LOCK HAVEN BRANCH OFFICE
115 South Main Street,         4 West Main Street
P.O. Box 5098                  Lock Haven, PA 17745
Jersey Shore, PA 17740         Phone 570-748-7785
Phone 570-398-2213

BRANCH OFFICE                  MILL HALL BRANCH OFFICE
112 Bridge Street              167 Hogan Boulevard
Jersey Shore, PA 17740         Mill Hall, PA 17751
Phone 570-398-4400             Phone 570-748-8680

DUBOISTOWN BRANCH OFFICE       SPRING MILLS BRANCH OFFICE
2675 Euclid Avenue             Ross Hill Road, P.O. Box 66
Williamsport, PA 17702         Spring Mills, PA 16875
Phone 570-326-3731             Phone 814-422-8836

WILLIAMSPORT BRANCH OFFICE     ZION BRANCH OFFICE
300 Market Street              100 Cobblestone Road
Williamsport, PA 17701         Bellefonte, PA 16823
Phone 570-322-1111             Phone 814-383-2700
Toll-Free within Pennsylvania
1-888-412-5772

CENTRE HALL BRANCH OFFICE      STATE COLLEGE BRANCH OFFICE
2842 Earlystown Road           1665 North Atherton Place
Centre Hall, PA 16828          State College, PA 16803
Phone 814-364-1600             Phone 814-272-4788

JERSEY SHORE STATE BANK        THE M GROUP, INC.
Financial Center               D/B/A The Comprehensive Financial
1952 Waddle Road, Suite 106       Group*
State College, PA 16803         705 Washington Boulevard
Phone 814-235-1710              Williamsport, PA 17701
                                Phone 570-322-4627

MONTGOMERY BRANCH OFFICE       INTERNET BANKING
9094 Rt. 405 Highway           Web Site
Montgomery, PA 17752           www.jssb.com
Phone 570-547-6642
                               TELEPHONE BANKING
                               Phone 570-320-2029 or
                               1-877-520-2265
-------------
*  Securities offered through Locust Street Securities, Inc.
   (LSSI) - Member NASD, SIPC & MSRB - LSSI is not an affiliated company.



                MANAGEMENT AND BOARD OF DIRECTORS
     (Penns Woods Bancorp, Inc. and Jersey Shore State Bank)

                            OFFICERS

Ronald A. Walko          President and Chief Executive Officer
                         of Penns Woods Bancorp, Inc. &
                         Jersey Shore State Bank

Hubert A. Valencik       Senior Vice President of Penns Woods
                         Bancorp, Inc., Senior Vice President
                         & Operations Officer of Jersey Shore
                         State Bank

William H. Rockey        Senior  Vice President of Penns Woods
                         Bancorp, Inc. & Jersey Shore State Bank

Sonya E. Scott           Secretary of Penns Woods Bancorp, Inc.,
                         Vice President & Chief Financial
                         Officer of Jersey Shore State Bank

Ann M. Riles             Vice President & Senior Loan Officer

Paul R. Mamolen          Chief Operating Officer of the
                         Comprehensive Financial Group & Vice
                         President of Jersey Shore State Bank

Robert J.  Glunk         Vice President of Branch Administration
                         & Business Development

Stephen M. Tasselli      Vice President

G. David Gundy           Vice President

William P. Young, Jr.    EDP Systems Officer

Leon T. Koskie           Vice President & Branch Manager

Gerald J. Seman          Vice President & Mortgage Officer

Leslie K. Benshoff       Cashier and Bookkeeping Manager

Marilyn R. Neyhart       Assistant Vice President, Assistant
                         Secretary & Loan Operations Officer

Larry G. Garverick       Assistant Vice President & Loan Officer

C. Jacqueline Gottshall  Assistant Cashier & Branch Manager

John R. Frey             Assistant Vice President &
                         Compliance Officer

Theodore J. Szuhaj       Collections Manager

William V. Mauck         Assistant Vice President

Michael A. Musto         Assistant Vice President

Beverly S. Rupert        Assistant Vice President &
                         Branch Manager

JoAnn M. DiPasquale      Personnel Officer

Craig A. Russell         Assistant Vice President &
                         Branch Manager

David R. Palski          Assistant Vice President &
                         Branch Manager

Tammy L. Dole            Assistant Vice President &
                         Assistant Branch Manager

Mary L. Baier            Assistant Branch Manager &
                         I.R.A. Coordinator

Christopher J. Dunlap    Assistant in Collections

Judith A. Smith          Assistant Secretary

Margery K. Remick        Assistant Secretary

Doris M. Fogleman        Assistant Bookkeeping Manager

Mary E. Falls            Assistant Branch Manager

Cynthia A. Flanagan      Assistant Branch Manager

Lori A. Strimple         Marketing Manager

Margaret J. Shaffer      Relationship Manager

Bonnie H. Ripka          Assistant Branch Manager

Peter J. Nastase, II     Assistant Branch Manager

Diana M. Blazina         Assistant Branch Manager

Kristen S. Bangson       Assistant Branch Manager

Janine E. Hilborn        Assistant Controller


                   REGISTERED REPRESENTATIVES
              FOR THE COMPREHENSIVE FINANCIAL GROUP
          (See branch listing for complete disclosure)*

Debra R. Murray-Martin, CMFC
Lock Haven Branch

Sonya L. Snyder-Barclay
Williamsport Branch

                           DIRECTORS

Phillip H. Bower            Owner, Central Equipment Company

Lynn S. Bowes               Farmer

Michael J. Casale, Jr.      Attorney, Casale & Bonner, P.C.

H. Thomas Davis, Jr.        Senior Vice President,
                            Franklin Insurance Company

James M. Furey, II          President and Owner
                            Eastern Wood Products Company

Jay H. McCormick            President & Owner,
                            J.H.M. Enterprises, Inc.

R. Edward Nestlerode, Jr.   Vice President of
                            Nestlerode Contracting, Co. Inc.

James E. Plummer            Retired, Former President of Lock
                            Haven Savings Bank,
                            Secretary, Jersey Shore State Bank

William H. Rockey           Senior Vice President of Penns Woods
                            Bancorp, Inc., Senior Vice President
                            of Jersey Shore State Bank

Ronald A. Walko             President and Chief Executive
                            Officer of Penns Woods Bancorp,
                            Inc., President and Chief Executive
                            Officer of Jersey Shore State Bank

              WILLIAMSPORT AREA ADVISORY DIRECTORS

Robert H. Kauffeld          Architect

James T. Wolyniec           President,
                            Wolyniec Construction, Inc.


                       HONORARY DIRECTORS

Theodore H. Reich,          Chairman Emeritus

Raymond D. Eck

Joseph G. Gehret, Sr.

Howard M. Thompson

Allan W. Lugg

William S. Frazier



                      FINANCIAL HIGHLIGHTS


                                                    Three Months Ended
                                                        March 31,
                                                   2003            2002
                                                   --------------------
Per-Share Data
   Net income - basic                       $       0.72        $       0.69
   Net income -diluted                              0.72                0.69
   Cash dividends                                   0.30                0.27
   Shareholders' equity                            21.40               18.47

Balances at March 31 (in thousands),
   Total Assets                             $494,202,000        $428,716,000
   Net loans                                 248,222,000         243,001,000
   Deposits                                  340,774,000         306,113,000
   Shareholders' Equity                       64,840,000          56,038,000

Profitability Ratios
   Return on average assets                        1.87%               2.01%
   Return on average shareholders' equity         13.49%              14.91%

Common Stock Price Performance

                                        Price Range            Per Share
                                     High          Low          Dividend
2003
   First Quarter                    45.40          36.15          0.30

2002
   First Quarter                    35.00          32.33          0.27
   Second Quarter                   36.37          33.00          0.27
   Third Quarter                    35.70          32.20          0.27
   Fourth Quarter                   36.85          33.00          0.55


                THIS INTERIM FINANCIAL INFORMATION
             IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT



MARKET MAKERS
Merrill Lynch
1 West Third Street
Williamsport, PA 17701
Telephone: 570-327-6651
           800-937-0769

Janney Montgomery Scott
Sovereign Bank Plaza
33 West 3rd Street, Suite 201
Williamsport, PA 17701
Telephone 800-652-6639

Ryan, Beck & Co.
220 South Orange Avenue
Livingston, NJ 07039-5817
Telephone: 800-223-8969

Ferris Baker Watts, Inc.
6 Bird Cage Walk
Hollidaysburg, PA 16648
Telephone: 800-343-5149

Monroe Securities, Inc.
47 State Street
Rochester, NY 14614
Telephone: 800-766-5560

Legg Mason Wood Walker, Inc.
1735 Market Street, 10th Floor
Mellon Bank Center
Philadelphia, PA 19103
Telephone: 800-888-6673

Penns Woods Bancorp, Inc.'s common stock is listed on the NASDAQ
National Market and is traded under the symbol PWOD



                   CONSOLIDATED BALANCE SHEET
                           (Unaudited)

                                                         =============================
                                                                    MARCH 31,
                                                             2003              2002
                                                                  (IN THOUSANDS)
                                                         =============================
ASSETS:
  Cash and due from banks                                $   17,898        $   15,687
  Investment securities available for sale                  199,173           141,082
  Investment securities held to maturity                      1,176             1,280
  Loans held for sale. .                                      2,072             2,504
  Loans, net of unearned discount of                        251,240           245,959
  Allowance for loan and lease losses                        (3,018)           (2,958)
                                                         ----------        ----------
    LOANS, NET                                              248,222           243,001
                                                         ----------        ----------
  Bank premises and equipment, net                            4,731             4,377
  Accrued interest receivable                                 2,351             2,455
  Bank-owned life insurance                                   8,607             8,227
  Goodwill                                                    3,032             3,032
  Other assets                                                6,940             7,071
                                                         ----------        ----------
TOTAL ASSETS                                             $  494,202        $  428,716
                                                         ==========        ==========

LIABILITIES:
  Interest-bearing deposits                              $  280,780        $  254,927
  Noninterest-bearing deposits                               59,994            51,186
                                                         ----------        ----------
    TOTAL DEPOSITS                                          340,774           306,113

  Short-term borrowings                                      13,417            20,804
  Other borrowings                                           70,878            41,778
  Accrued interest payable                                      983             1,063
  Other liabilities                                           3,310             2,920
                                                         ----------        ----------
    TOTAL LIABILITIES                                    $  429,362        $  372,678
                                                         ----------        ----------

SHAREHOLDERS' EQUITY:
  Common stock par value $10.00, 10,000,000 shares
    authorized; 3,137,832 and 3,131,644 shares issued
    at March 31, 2003 and 2002, respectively                 31,378            31,316
  Additional paid-in capital                                 18,314            18,230
  Retained earnings                                          13,028             8,265
  Accumulated other comprehensive gain                        5,617             1,434
  Treasury stock at cost, 107,703 shares in 2003
    and 98,054 in 2002                                       (3,497)           (3,207)
                                                         ----------        ----------
TOTAL SHAREHOLDERS' EQUITY                                   64,840            56,038
                                                         ----------        ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $  494,202        $  428,716
                                                         ==========        ==========

  THIS INTERIM STATEMENT IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT



                 CONSOLIDATED STATEMENT OF INCOME
                           (Unaudited)

                                                         =============================
                                                                    MARCH 31,
                                                             2003              2002
                                                                  (IN THOUSANDS)
                                                         =============================
INTEREST INCOME:
  Interest and fees on loans                             $   4,995         $   5,270
  Interest and dividends on investments:
    Taxable interest                                         1,127               874
    Non-taxable interest                                       863               785
    Dividends                                                  107               147
                                                         ----------        ----------
      TOTAL INTEREST INCOME                                  7,092             7,076
                                                         ----------        ----------

INTEREST EXPENSE:
  Interest on deposits                                       1,633             2,037
  Interest on short-term borrowings                             72               117
  Interest on other borrowings                                 681               565
                                                         ----------        ----------
      TOTAL INTEREST EXPENSE                                 2,386             2,719
                                                         ----------        ----------
NET INTEREST INCOME                                          4,706             4,357
PROVISION FOR LOAN LOSSES                                       90               105
                                                         ----------        ----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          4,616             4,252
                                                         ----------        ----------
OTHER INCOME:
  Service charges                                              465               390
  Securities gains (losses),net                                101              (119)
  Earnings on bank-owned life insurance                        104               100
  Insurance commissions                                        358               572
  Other operating income                                       255               239
                                                         ----------        ----------
      TOTAL OTHER INCOME, NET                                1,283             1,182
                                                         ----------        ----------
OTHER EXPENSES:
  Salaries and employee benefits                              1,635            1,628
  Occupancy expense, net                                        233              195
  Furniture and equipment expense                               317              207
  Other operating expenses                                      954              822
                                                         ----------        ----------
      TOTAL OTHER EXPENSES                                    3,139            2,852
                                                         ----------        ----------
INCOME BEFORE INCOME TAX PROVISION                            2,760            2,582
APPLICABLE INCOME TAX PROVISION                                 573              485
                                                         ----------        ----------
NET INCOME                                               $    2,187        $   2,097
                                                         ==========        ==========
  Earnings per share - basic                             $     0.72        $    0.69
                                                         ==========        ==========
  Earnings per share - diluted                           $     0.72        $    0.69
                                                         ==========        ==========
  Basic weighted average shares outstanding               3,030,357        3,037,934

  THIS INTERIM STATEMENT IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT